                                                                    EXHIBIT 10.2

             THE SECOND AMENDED AND RESTATED 1993 STOCK OPTION AND
                              INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                               KEY EMPLOYEES OF
                              CENTER TRUST, INC.
                                      AND
                        CT OPERATING PARTNERSHIP, L.P.

             THE SECOND AMENDED AND RESTATED 1993 STOCK OPTION AND
                              INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                               KEY EMPLOYEES OF
                              CENTER TRUST, INC.
                                      AND
                        CT OPERATING PARTNERSHIP, L.P.

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----
ARTICLE I DEFINITIONS....................................................................    2
     1.1    General......................................................................    2
            -------
     1.2    Award Limit..................................................................    3
            -----------
     1.3    Beneficiary..................................................................    3
            -----------
     1.4    Board........................................................................    3
            -----
     1.5    Change in Control............................................................    3
            -----------------
     1.6    Code.........................................................................    4
            ----
     1.7    Committee....................................................................    4
            ---------
     1.8    Common Stock.................................................................    4
            ------------
     1.9    Company......................................................................    4
            -------
     1.10   Company Employee.............................................................    5
            ----------------
     1.11   Company Subsidiary...........................................................    5
            ------------------
     1.12   Corporate Transaction........................................................    5
            ---------------------
     1.13   Director.....................................................................    6
            --------
     1.14   Employee.....................................................................    6
            --------
     1.15   Exchange Act.................................................................    6
            ------------
     1.16   Fair Market Value............................................................    6
            -----------------
     1.17   General Partner Interest.....................................................    7
            ------------------------
     1.18   HPMI.........................................................................    7
            ----
     1.19   HPMI Director................................................................    7
            -------------
     1.20   HPMI Employee................................................................    7
            -------------
     1.21   HPMI Subsidiary..............................................................    8
            ---------------
     1.22   Incentive Stock Option.......................................................    8
            ----------------------
     1.23   Independent Director.........................................................    8
            --------------------
     1.24   Non-Qualified Stock Option...................................................    8
            --------------------------
     1.25   Option.......................................................................    8
            ------
     1.26   Optionee.....................................................................    9
            --------
     1.27   Operating Partnership........................................................    9
            ---------------------
     1.28   Operating Partnership Employee...............................................    9
            ------------------------------
     1.29   Operating Partnership Subsidiary.............................................    9
            --------------------------------
     1.30   Ownership Limit..............................................................    9
            ---------------

     1.31   Plan......................................................................... 10
            ----
     1.32   Property Management Agreement................................................ 10
            -----------------------------
     1.33   QDRO......................................................................... 10
            ----
     1.34   Restricted Stock............................................................. 10
            ----------------
     1.35   Restricted Stockholder....................................................... 10
            ----------------------
     1.36   Rule 16b-3................................................................... 10
            ----------
     1.37   Termination Of Directorship.................................................. 11
            ---------------------------
     1.38   Termination of Employment.................................................... 11
            -------------------------
     1.39   Gender and Number............................................................ 12
            -----------------
ARTICLE II SHARES SUBJECT TO PLAN........................................................ 12
     2.1    Shares Subject to Plan....................................................... 12
            ----------------------
     2.2    Add-back of Options and Restricted Stock..................................... 13
            ----------------------------------------
ARTICLE III GRANTING OF OPTIONS.......................................................... 14
     3.1    Eligibility.................................................................. 14
            -----------
     3.2    Disqualification for Stock Ownership......................................... 15
            ------------------------------------
     3.3    Qualification of Incentive Stock Options..................................... 15
            ----------------------------------------
     3.4    Granting of Options.......................................................... 15
            -------------------
ARTICLE IV TERMS OF OPTIONS.............................................................. 18
     4.1    Option Agreement............................................................. 18
            ----------------
     4.2    Option Price................................................................. 18
            ------------
     4.3    Option Term.................................................................. 19
            -----------
     4.4    Option Vesting............................................................... 20
            --------------
     4.5    Limitations on Exercise of Options Granted to Independent Directors.......... 21
            -------------------------------------------------------------------
     4.6    Consideration................................................................ 22
            -------------
     4.7    Limitation in Terms of Option................................................ 23
            -----------------------------
ARTICLE V EXERCISE OF OPTIONS............................................................ 23
     5.1    Partial Exercise............................................................. 23
            ----------------
     5.2    Time of Exercise............................................................. 23
            ----------------
     5.3    Manner of Exercise........................................................... 23
            ------------------
     5.4    Transfer of Shares to a Company Employee or Independent Director............. 25
            ----------------------------------------------------------------
     5.5    Transfer of Shares to an HPMI Employee or HPMI Director...................... 25
            -------------------------------------------------------
     5.6    Transfer of Shares to an Operating Partnership Employee...................... 26
            -------------------------------------------------------
     5.7    Transfer of Payment to the Operating Partnership............................. 27
            ------------------------------------------------
     5.8    Certain Timing Requirements.................................................. 28
            ---------------------------
     5.9    Conditions to Issuance of Stock Certificates................................. 28
            --------------------------------------------
     5.10   Rights as Stockholders....................................................... 29
            ----------------------
     5.11   Ownership and Transfer Restrictions.......................................... 29
            -----------------------------------
     5.12   Restrictions on Exercise of Option........................................... 30
            ----------------------------------
ARTICLE VI AWARD OF RESTRICTED STOCK..................................................... 31
     6.1    Eligibility.................................................................. 31
            -----------
     6.2    Award of Restricted Stock.................................................... 31
            -------------------------
ARTICLE VII TERMS OF RESTRICTED STOCK.................................................... 32
     7.1    Restricted Stock Agreement................................................... 32
            --------------------------
     7.2    Consideration to the Company................................................. 32
            ----------------------------

             THE SECOND AMENDED AND RESTATED 1993 STOCK OPTION AND
                              INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                               KEY EMPLOYEES OF
                              CENTER TRUST, INC.
                                      AND
                        CT OPERATING PARTNERSHIP, L.P.

          Center Trust, Inc. (formerly known as CenterTrust Retail Properties, Inc., formerly known as Alexander Haagen Properties, Inc.), a Maryland corporation, adopted The 1993 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Center Trust, Inc., CT Operating Partnership, L.P. (formerly known as Alexander Haagen Properties Operating Partnership, L.P.) and Haagen Property Management, Inc. (the "Original Plan"), effective December 10, 1993, for the benefit of their eligible employees and directors. The Original Plan was amended on August 14, 1995 and amended and restated on February 28, 1996 (the "Amended and Restated Plan").

          Subsequently, the Amended and Restated Plan was amended (i) in the form of the First Amendment to the Amended and Restated Plan on November 19, 1996; (ii) in the form of the Second Amendment to the Amended and Restated Plan on February 27, 1997; (iii) in the form of the Third Amendment to the Amended and Restated Plan on May 30, 1997; (iv) in the form of the Fourth Amendment to the Amended and Restated Plan on July 8, 1997; (v) in the form of the Fifth Amendment to the Amended and Restated Plan on April 30, 1998; (vi) in the form of the Sixth Amendment to the Amended and Restated Plan on February 9, 1999;
(vii) in the form of the Seventh Amendment to the Amended and Restated Plan on June 7, 1999; and (viii) in the form of the Eighth Amendment to the Amended and Restated Plan on June 7, 1999. This second amendment and restatement (the "Plan") was adopted by the Board on March 23, 2000.

          The Plan consists of three plans: (i) one for the benefit of the key employees of Center Trust, Inc. and the Company Subsidiaries (as defined below);
(ii) one for the benefit of Independent Directors (as defined below) and (iii) one for the benefit of the key employees of CT Operating Partnership, L.P., a California limited partnership, and the Operating Partnership Subsidiaries (as defined below), the key employees of Haagen Property Management, Inc., a California corporation, and the HPMI Subsidiaries (as defined below) and the directors of Haagen Property Management, Inc.

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors and key Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company and the Operating Partnership to obtain and retain the services of directors and key Employees (as such term is defined below) considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

          1.1  General
               -------
          Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

          1.2  Award Limit
               -----------

          "Award Limit" shall mean 500,000 shares of Common Stock.

          1.3  Beneficiary
               -----------

          "Beneficiary" shall mean the person or persons properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

          1.4  Board
               -----

          "Board" shall mean the Board of Directors of the Company.

          1.5  Change in Control
               -----------------

          "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          1.6  Code
               ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.7  Committee
               ---------

          "Committee" shall mean the Compensation Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in
Section 8.1.

          1.8  Common Stock
               ------------

          "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          1.9  Company
               -------

          "Company" shall mean Center Trust, Inc., a Maryland corporation (formerly known as CenterTrust Retail Properties, Inc., formerly known as Alexander Haagen Properties, Inc.).

          1.10  Company Employee
                ----------------

          "Company Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is then a Company Subsidiary.

          1.11  Company Subsidiary
                ------------------

          "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except with respect to Incentive Stock Options, "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than fifty percent (50%) of the capital or profits interests; provided, however, that "Company
                                           --------  -------
Subsidiary" shall not include the Operating Partnership nor any Operating Partnership Subsidiary.

          1.12  Corporate Transaction
                ---------------------

          "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          1.13  Director
                --------

          "Director" shall mean a member of the Board.

          1.14  Employee
                --------

          "Employee" shall mean any Company Employee, HPMI Employee or Operating Partnership Employee.

          1.15  Exchange Act
                ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          1.16  Fair Market Value
                -----------------

          "Fair Market Value" of a share of Common Stock as of a given date shall mean (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the

Board, in the case of Options or Restricted Stock granted to Independent Directors) acting in good faith.

          1.17  General Partner Interest
                -------------------------

          "General Partner Interest" shall mean an ownership interest in the Operating Partnership that is a general partnership interest and includes any and all benefits to which the holder of such an interest may be entitled as provided in the Amended and Restated Agreement of Limited Partnership of CT Operating Partnership, L.P., as amended, together with all obligations of such holder to comply with the terms and provisions of such agreement.

          1.18  HPMI
                ----

          "HPMI" shall mean Haagen Property Management, Inc., a California corporation.

          1.19  HPMI Director
                -------------

          "HPMI Director" shall mean a member of the board of directors of HPMI, or of any corporation which is then an HPMI Subsidiary; provided, however, that
                                                        --------  -------
any director of HPMI, or of any HPMI Subsidiary, shall not be an HPMI Director for purposes of granting Options or rights to acquire Restricted Stock after the Property Management Agreement is terminated.

          1.20  HPMI Employee
                -------------

          "HPMI Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of HPMI, or of any corporation which is then an HPMI Subsidiary; provided, however, that any officer or other
                                  --------  -------
employee of HPMI, or of any HPMI Subsidiary, shall not be an HPMI Employee for purposes of granting Options or rights to acquire Restricted Stock after the Property Management Agreement is terminated.

          1.21  HPMI Subsidiary
                ---------------

          "HPMI Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with HPMI if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "HPMI Subsidiary" shall also mean any partnership in which HPMI and/or any HPMI Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

          1.22  Incentive Stock Option
                ----------------------

          "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.23  Independent Director
                --------------------

          "Independent Director" shall mean a member of the Board who is not a Company Employee, an HPMI Employee, an Operating Partnership Employee or an HPMI Director.
          1.24  Non-Qualified Stock Option
                --------------------------

          "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.25  Option
                ------

          "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however,
                                                           --------  -------
that Options granted to Operating Partnership Employees, HPMI Employees, HPMI Directors and Independent Directors shall be Non-Qualified Stock Options.

          1.26  Optionee
                --------

          "Optionee" shall mean an Employee, HPMI Director or Independent Director to whom an Option is granted under the Plan.

          1.27  Operating Partnership
                ---------------------

          "Operating Partnership" shall mean CT Operating Partnership, L.P., a California limited partnership.

          1.28  Operating Partnership Employee
                ------------------------------

          "Operating Partnership Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Operating Partnership, or any corporation which is then an Operating Partnership Subsidiary.

          1.29  Operating Partnership Subsidiary
                --------------------------------

          "Operating Partnership Subsidiary" shall mean any partnership in an unbroken chain of partnerships beginning with the Operating Partnership if each of the partnerships other than the last partnership in the unbroken chain then owns more than fifty percent (50%) of the capital or profits interests in one of the other partnerships. "Operating Partnership Subsidiary" shall also mean any corporation in which the Operating Partnership and/or any Operating Partnership Subsidiary owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

          1.30  Ownership Limit
                ---------------

          "Ownership Limit" shall mean that no person may own more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock (as defined in the Company's Amended and Restated Charter) of the Company.

          1.31  Plan
                ----

          "Plan" shall mean The Second Amended and Restated 1993 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Center Trust, Inc. and CT Operating Partnership, L.P.

          1.32  Property Management Agreement
                -----------------------------

          "Property Management Agreement" shall mean the Property Management Agreement between the Operating Partnership and HPMI made as of December 27, 1993, or any successor agreement thereto.

          1.33  QDRO
                ----

          "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.34  Restricted Stock
                ----------------

          "Restricted Stock" shall mean Common Stock awarded pursuant to Article VII of this Plan.

          1.35  Restricted Stockholder
                ----------------------

          "Restricted Stockholder" shall mean an Employee or Independent Director to whom Restricted Stock has been awarded under this Plan.

          1.36  Rule 16b-3
                ----------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

          1.37  Termination Of Directorship
                ---------------------------

          "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director or a HPMI Director ceases to be a director of the Company or HPMI, respectively, for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship with respect to Independent Directors and the Committee, in its sole and absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship with respect to HPMI Directors.

          1.38  Termination of Employment
                -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee or Restricted Stockholder and the Company, a Company Subsidiary, HPMI, an HPMI Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee or Restricted Stockholder by the Company, a Company Subsidiary, HPMI, an HPMI Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary, (ii) at the sole and absolute discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Company Subsidiary, HPMI, an HPMI Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary with the former employee.
The Committee, in its sole and absolute
discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to
                                       --------  -------
Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.39  Gender and Number
                -----------------

          Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN

          2.1  Shares Subject to Plan
               ----------------------

          (a) The shares of stock subject to Options or Restricted Stock Awards shall be Common Stock, initially shares of the Company's common stock, par value $.01 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such Options or upon any such awards under the Plan shall not exceed 2,750,000 (which amount includes (i) the original 850,000 shares authorized to be issued upon exercise of such Options or upon any such awards under the Plan, (ii) an additional 500,000 shares authorized to be issued upon exercise of such Options or upon any such awards under the Plan by a resolution of the Committee on February 27, 1997, (iii) an additional 650,000 shares authorized to be issued upon exercise of such Options on upon any such awards under the Plan by a resolution of the Committee on May 30, 1997, and (iv) an additional 750,000 shares authorized to be issued upon exercise of such Options or upon any such awards under the Plan by a resolution of the Committee on June 7, 1999). The shares of Common Stock issuable upon exercise or grant of an Option, or as Restricted Stock, shall be previously authorized but unissued shares.

          (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

          2.2  Add-back of Options and Restricted Stock
               ----------------------------------------

          If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 7.5 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this
Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III

                              GRANTING OF OPTIONS

          3.1  Eligibility
               -----------

          Subject to the Award Limit and the Ownership Limit, any Employee and any HPMI Director selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Subject to the Award Limit and the Ownership Limit, each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

          3.2  Disqualification for Stock Ownership
               ------------------------------------

          No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          3.3  Qualification of Incentive Stock Options
               ----------------------------------------

          No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not a Company Employee.

          3.4  Granting of Options
               -------------------

          (a) The Committee shall from time to time, in its sole and absolute discretion, and subject to applicable limitations of this Plan:

               (i) Determine which Employees are key Employees and select from among the key Employees and HPMI Directors (including Employees and HPMI Directors to whom Options have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit and the Ownership Limit, determine the number of shares to be subject to such Options granted to the selected key Employees and HPMI Directors;

               (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that any Option
                                             --------  -------
     granted to any

     HPMI Employee or HPMI Director or any Operating Partnership Employee shall be a Non-Qualified Stock Option; and

               (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions
                                --------  -------
     of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          All Options granted with an exercise price equal to or greater than the Fair Market Value of the Common Stock on the date of such grant shall be intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code unless the Committee otherwise determines.

          (b) Upon the selection of a key Employee or HPMI Director to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its sole and absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or HPMI Director that the Employee or HPMI Director surrender for cancellation some or all of the unexercised Options or awards of Restricted Stock which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option or Restricted Stock award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or Restricted Stock award.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d) Subject to the Award Limit and the Ownership Limit, when a person is initially elected to the Board and is then an Independent Director, each such new Independent Director automatically shall be granted an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 9.3) on the date of his or her election to the Board. During the term of the Plan, each then current Independent Director shall automatically be granted, on January 1 of each year, an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 9.3). On August 14, 1995 each then current Independent Director shall automatically be granted an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 9.3). Members of the Board who are Company Employees who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the first sentence of this Section 3.4(d), but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in the second sentence of this
Section 3.4(d) and, if such a member is an Independent Director on August 14, 1995, will receive on such date Options as described in the third sentence of this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan and to the Ownership Limit and the Award Limit.

                                   ARTICLE IV

                                TERMS OF OPTIONS

          4.1  Option Agreement
               ----------------

          Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2  Option Price
               ------------

          The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the
                  --------  -------
par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof (within the meaning of Section 422 of the

Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted
--------  -------
to an Independent Directors at any time from the date of the initial public offering of Common Stock through February 9, 1994 pursuant to the first sentence of Section 3.4(d) upon his initial election to the Board shall equal the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the date such Option is granted or (ii) the initial public offering price per share of Common Stock ($18.00 per share).

          4.3  Option Term
               -----------

          The term of an Option shall be set by the Committee in its sole and absolute discretion; provided, however, that, (i) in the case of Options granted
                     --------  -------
to Independent Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to
Section 4.5, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option granted to an Employee or HPMI Director in connection with any Termination of Employment or

Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4  Option Vesting
               --------------

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day from the date the Option is granted; and provided, further, that except as provided in this
Section 4.4(a) Options granted to Independent Directors shall become exercisable in cumulative annual installments of twenty-five percent (25%) on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 9.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests. Notwithstanding any provision of this Section 4.4(a) or the Plan to the contrary, Options awarded to Tom Bradley, James Hankla and Warren Fix prior to the approval by the stockholders of the transactions contemplated by the Stock Purchase Agreement with LF Strategic Realty Investors, L.P. and Prometheus Western Retail, LLC. shall become fully exercisable on the date of such shareholder approval.

          (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to

Employees or HPMI Directors either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership and any Operating Partnership Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

          4.5  Limitations on Exercise of Options Granted to Independent
               ---------------------------------------------------------
Directors
---------

          Unless earlier terminated pursuant to Section 9.3(b)(ii) or 9.3(b)(vii), no Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of twelve (12) months from the date of the Optionee's death; or

          (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or

          (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; provided, however, Options granted to Warner Heineman prior to April 27, 1999,
--------  -------
may be exercised at any time prior to the expiration of twelve (12) months following Mr. Heineman's Termination of Directorship on July 14, 1999; or

          (d)  the expiration of ten years from the date the Option was granted.

          4.6  Consideration
               -------------

          In consideration of the granting of a Non-Qualified Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Company Subsidiary, HPMI, an HPMI Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary (or to serve as an Independent Director of the Company or as a director of HPMI, as applicable) for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option) after the Non-Qualified Stock Option is granted (or until the next annual meeting of the stockholders of the Company, in the case of an Independent Director or HPMI Director). In consideration of the granting of an Incentive Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Company Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option) after the Incentive Stock Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary or as a director of the Company or HPMI, or shall interfere with or restrict in any way the rights of the Company, any Company Subsidiary, HPMI, any

HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

          4.7  Limitation in Terms of Option
               -----------------------------

          The Company shall not grant an Option which will, or is likely to, result in a violation of Section 5.12.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

          5.1  Partial Exercise
               ----------------

          An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          5.2  Time of Exercise
               ----------------

          Options may be exercised only on the first business day of every month.

          5.3  Manner of Exercise
               ------------------

          All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors), stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole and absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

          (c)  In the event that the Option shall be exercised pursuant to
Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof or (ii) subject to the timing requirements of Section 5.8, if applicable, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof. In addition, at the sole and absolute discretion of the Committee, the terms of Options granted to Employees may (x) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (y) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; or (z) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (x).

          5.4  Transfer of Shares to a Company Employee or Independent Director
               ----------------------------------------------------------------

          As soon as practicable after receipt by the Company, pursuant to
Section 5.3(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee was issued to and is held by such Company Employee in his or her capacity as a Company Employee), or portion thereof, is exercised by an Optionee who is a Company Employee or Independent Director, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

          (a) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d), divided by
                            ------- --

          (b) the price per share of the shares subject to the Option as determined pursuant to Section 4.2.

          5.5  Transfer of Shares to an HPMI Employee or HPMI Director
               -------------------------------------------------------

          As soon as practicable after receipt by the Company, pursuant to
Section 5.3(d), of payment for the shares with respect to which an Option (which was issued to and is held by an HPMI Employee or HPMI Director in his or her capacity as an HPMI Employee or HPMI Director), or portion thereof, is exercised by an Optionee who is an HPMI Employee or HPMI Director, with respect to each such exercise:

          (a) the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) divided by (B) the Fair Market Value of a share of
                           ----------
Common Stock at the time of exercise (the "HPMI Optionee Purchased Shares");

          (b) the Company shall sell to the Operating Partnership the number of shares (the "HPMI Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) by (ii) the price per share of the shares subject to the Option as determined pursuant to Section 4.2, over (B) the HPMI Optionee Purchased Shares;

          The price to be paid by the Operating Partnership to the Company for the HPMI Partnership Purchased Shares (the "HPMI Partnership Purchase Price") shall be an amount equal to the product of (A) the number of HPMI Partnership Purchased Shares multiplied by (B) the Fair Market Value of a share of Common
                 ---------- --
Stock at the time of the exercise;

          (c) as soon as practicable after receipt of the HPMI Partnership Purchased Shares by the Operating Partnership, the Operating Partnership shall transfer such shares to HPMI;

          (d) as soon as practicable after receipt of the HPMI Partnership Purchased Shares by HPMI, HPMI shall transfer such shares to the Optionee at no additional cost, as additional compensation; and

          (e) the value of any Options, Restricted Stock and other benefits provided by the Operating Partnership to HPMI under this Plan are deemed to constitute an additional management fee to HPMI from the Operating Partnership under the Property Management Agreement equal to the value of such Options, Restricted Stock and other benefits.

          5.6  Transfer of Shares to an Operating Partnership Employee
               -------------------------------------------------------

          As soon as practicable after receipt by the Company, pursuant to
Section 5.3(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee in his or her capacity as a Partnership Employee), or portion thereof, is exercised by an Optionee who is an Operating Partnership Employee, with respect to each such exercise:

          (a) the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) divided by (B) the Fair Market Value of a share of
                           ----------
Common Stock at the time of exercise (the "Partnership Optionee Purchased Shares");
          (b) the Company shall sell to the Operating Partnership the number of shares (the "Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(d) by (ii) the price per share of the shares subject to the Option as determined pursuant to Section 4.2., over (B) the Partnership Optionee Purchased Shares;

          The price to be paid by the Operating Partnership to the Company for the Partnership Purchased Shares (the "Partnership Purchase Price") shall be an amount equal to the product of (A) the number of Partnership Purchased Shares multiplied by (B) the Fair Market Value of a share of Common Stock at the time
---------- --
of the exercise; and

          (c) as soon as practicable after receipt of the Operating Partnership Purchased Shares by the Operating Partnership, the Operating Partnership shall transfer such shares to the Optionee at no additional cost, as additional compensation.

          5.7  Transfer of Payment to the Operating Partnership
               ------------------------------------------------

          As soon as practicable after receipt by the Company (i) of the amount described in Section 5.3(d), and (ii) the Partnership Purchase Price described in Section 5.6, the Company may contribute to the Operating Partnership an amount of cash equal to such payment and the

Operating Partnership shall issue additional General Partner Interests to the Company on the terms set forth in the Partnership Agreement.

          5.8  Certain Timing Requirements
               ---------------------------

          With respect to Options granted prior to November 19, 1996, at the sole and absolute discretion of the Committee (or Board, in the case of Options granted to Independent Directors), shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

          5.9  Conditions to Issuance of Stock Certificates
               --------------------------------------------

          The Company, HPMI or the Operating Partnership shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange

Commission or any other governmental regulatory body which the Committee or Board shall, in its sole and absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole and absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company, HPMI, or the Operating Partnership of full payment for such shares, including payment of any applicable withholding tax.
          5.10 Rights as Stockholders
               ----------------------

          The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

          5.11 Ownership and Transfer Restrictions
               -----------------------------------

          Shares acquired through the exercise of an Option shall be subject to the restrictions on ownership and transfer set forth in the Company's Amended and Restated Charter. The Committee (or Board, in the case of Options granted to Independent Directors), in its sole and absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

          5.12 Restrictions on Exercise of Option
               ----------------------------------

          An Option is not exercisable if, in the sole and absolute discretion of the Committee, the exercise of such Option would likely result in any of the following:

          (a) the Optionee's ownership of Common Stock being in violation of the Ownership Limit set forth in the Company's Amended and Restated Charter;

          (b) income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code; or

          (c) a transfer or sale, at any one time, of more than .1% (measured in value or in number of shares, whichever is more restrictive) of the Company's total Common Equity Stock (as defined in the Company's Amended and Restated Charter) from the Company to the Operating Partnership pursuant to Section 5.5.

          Notwithstanding any other provision of this Plan, the Optionee shall have no rights under this Plan to acquire Common Stock which would otherwise be prohibited under the Company's Amended and Restated Charter.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK

          6.1  Eligibility
               -----------

          Subject to the Ownership Limit, Restricted Stock may be awarded to any Employee whom the Committee, pursuant to Section 3.4(a)(i), determines is a key Employee and to any Independent Director as the Board, in its sole and absolute discretion, and subject to applicable limitations of this Plan, deems appropriate. Subject to the Award Limit and the Ownership Limit, each Independent Director shall also be eligible to be awarded Restricted Stock at the time and in the manner set forth in Section 6.2(d) of this Plan.

          6.2  Award of Restricted Stock
               -------------------------

          (a) The Committee (or the Board in the case of Independent Directors) may from time to time, in its sole and absolute discretion:

               (i) Select from among the Independent Directors and key Employees (including Independent Directors and Employees to whom Options have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be awarded Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) The Committee (or the Board in the case of Independent Directors) shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par
       --------  -------
value of the Common Stock to be purchased, unless otherwise permitted by applicable state law; provided, further, that the
                      --------  -------
purchase price of each share of Restricted Stock awarded to an Independent Director pursuant to Section 6.2(d) of the Plan shall be $.01 per share. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee or Independent Director to be awarded Restricted Stock, the Committee (or the Board in the case of Independent Directors) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate; provided, however, that each share of
                                          --------  -------
restricted stock awarded to an Independent Director pursuant to Section 6.2(d) of the Plan shall be subject to the restrictions set forth in Section 7.4(b) of the Plan.

          (d) On February 27, 1997, subject to stockholder approval and the Award Limit and the Ownership Limit, each then current Independent Director shall automatically be granted 1,000 shares of Restricted Shares (subject to adjustment as provided in Section 9.3).

                                  ARTICLE VII

                           TERMS OF RESTRICTED STOCK

          7.1  Restricted Stock Agreement
               --------------------------

          Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Independent Directors) shall determine, consistent with this Plan.

          7.2  Consideration to the Company
               ----------------------------

          As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock

Agreement, to remain in the employ of the Company, Company Subsidiary, HPMI, an HPMI Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary (or to serve as an Independent Director of the Company) for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee (or the Board in the case of Independent Directors) following grant of the Restricted Stock) or until the next annual meeting of the stockholders of the Company, in the case of an Independent Director. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary or as a director of the Company or shall interfere with or restrict in any way the rights of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

          7.3  Rights as Stockholders
               ----------------------

          Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have, unless otherwise provided by the Committee (or the Board in the case of Independent Directors), all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the sole and absolute discretion of the Committee (or
--------  -------
the Board in the case of Independent Directors), any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4(a) or 7.4(b), as applicable. All shares of

Restricted Stock shall be subject to the restrictions on ownership and transfer set forth in the Company's Amended and Restated Charter.

          7.4  Restriction
               -----------

          (a) All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee (or the Board in the case of Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the
                                        --------  -------
Committee (or the Board in the case of Independent Directors) otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and provided, further, that by action taken after the Restricted Stock is issued,
--------  -------
the Committee (or the Board in the case of Independent Directors) may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

          (b) Notwithstanding any provision of this Section 7.4 to the contrary, each share of Restricted Stock awarded to an Independent Director pursuant to Section 6.2(d) of the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the following restrictions until such restrictions lapse in accordance with
Section 7.4(c): Neither the Restricted Stock nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that, subject to the Ownership Limit (as defined in the organizational documents of the Company), such restrictions shall not prevent transfers by will or by the applicable laws of descent and distribution. Restricted Stock may not be sold or encumbered until all restrictions are terminated, expire or lapse.

          (c) Notwithstanding any provision of this Section 7.4 to the contrary, the restrictions imposed pursuant to Section 7.4(b) on each share of Restricted Stock awarded to an Independent Director pursuant to Section 6.2(d) of the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall lapse in the following cumulative installments: (i) such restrictions shall lapse with respect to 333 of such shares on February 27, 1998, provided that the Independent Director has not had a Termination of Directorship prior to such date, (ii) such restrictions shall lapse with respect to 333 of such shares on February 27, 1999, provided that the Independent Director has not had a Termination of Directorship prior to such date, and (iii) such restrictions shall lapse with respect to 334 of such shares on February 27, 2000, provided that the Independent Director has not had a Termination of Directorship prior to such date; provided, however, that notwithstanding any provision of this Section 7.4(c) or the Plan to the contrary, the restrictions imposed pursuant to Section 7.4(b) on each share of Restricted Stock awarded to Tom Bradley, James Hankla and Warren Fix pursuant to Section 6.2(d) of the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall lapse upon the date that the stockholders of the Company approve the transactions contemplated by the Stock Purchase Agreement with LF Strategic Realty Investors, L.P. and Prometheus Western Retail, LLC.

          (d) Unless provided otherwise by the Committee (or the Board in the case of Independent Directors), if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or Termination of Directorship.

          7.5  Repurchase of Restricted Stock
               ------------------------------

          The Committee (or the Board in the case of Independent Directors) shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or Termination of Directorship for any reason at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that in
                                                      --------  -------
the sole and absolute discretion of the Committee (or the Board in the case of Independent Directors) provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Directorship without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

          7.6  Escrow
               ------

          The Secretary of the Company or such other escrow holder as the Committee (or the Board in the case of Independent Directors) may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

          7.7  Legend
               ------

          In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee (or the Board in the case of Independent Directors) shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

          7.8  Section 83(b)
               -------------

          A Restricted Stockholder may not make an election under Section 83(b) of the Code or any other analogous state or local law, regulation or other provision with respect to the receipt of any share of Restricted Stock.

                                  ARTICLE VIII

                                 ADMINISTRATION

          8.1  Compensation Committee
               ----------------------

          The Compensation Committee (or another committee of the Board appointed to administer this Plan) shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          8.2  Duties and Powers of Committee
               ------------------------------

          It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options and the Restricted Stock, and the agreements pursuant to which the Options and Restricted Stock are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Restricted Stock granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole and absolute discretion of the Committee.

          8.3  Majority Rule; Unanimous Written Consent
               ----------------------------------------

          The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          8.4  Compensation; Professional Assistance; Good Faith Actions
               ---------------------------------------------------------

          Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee or Board incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Restricted Stockholders, the Company, HPMI, the Operating Partnership and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option or any award of Restricted Stock, and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

          8.5  No Liability
               ------------

          No member of the Board or the Committee, or director, officer or employee of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

          8.6  Indemnification
               ---------------

          To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the directors, officers and employees of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership and any Operating Partnership Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

          9.1  Not Transferable
               ----------------

          Options and Restricted Stock under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Options have been exercised, or the shares underlying such Options or awards have been issued, and all restrictions imposed on such shares pursuant to the terms of the Stock Option Agreement or Restricted Stock Agreement, as applicable, have lapsed; provided, however, that no transfer shall be permitted to the extent such
--------  -------
transfer violates the Ownership Limit; and provided, further, that subject to
                                           --------  -------
the Ownership Limit, an Optionee may
designate a Beneficiary to exercise his Option or other rights under this Plan after his death. No Option or Restricted Stock award or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, may be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          9.2  Amendment, Suspension or Termination of this Plan
               -------------------------------------------------

          Except as otherwise provided in this Section 9.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. Notwithstanding the foregoing, except as permitted by the applicable exemptive conditions of Rule 16b-3, the provisions of the Plan relating to the formula Option grants to Independent Directors, including the amount, price and timing thereof, shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act, as amended, or the respective rules thereunder, and such amendments must be adopted by action of the Board. Furthermore, without approval of the Company's stockholders given within twelve months before or after the action by the Committee or the Board, no action of the Committee or the Board may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee or the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option or Restricted Stock award, alter or impair any rights or obligations under any Option or Restricted Stock award theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Option or Restricted Stock award may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events: (a) the expiration of ten years from the date the Plan (prior to this amendment and restatement) is adopted by the Board; or (b) the expiration of ten years from the date the Plan (prior to this amendment and restatement) was approved by the Company's stockholders.

          9.3  Changes in Common Stock or Assets of the Company, Acquisition or
               ----------------------------------------------------------------
Liquidation of the Company and Other Corporate Events
-----------------------------------------------------

          (a) Subject to Section 9.3(d), in the event that the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the

Company (including, but not limited to a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options and Restricted Stock granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option or Restricted Stock award, then the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan or which may be granted as Restricted Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and in the number and kind of shares of outstanding Restricted Stock, and

               (iii) the exercise price with respect to any Option.

          (b) Subject to Sections 9.3(b)(vii), 9.3(d) and 9.8, in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, or Restricted Stock award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may provide, either by the terms of the Option Agreement or Restricted Stock Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's or Restricted Stockholder's request, for either the purchase of any such Option or Restricted Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or such Restricted Stock been fully vested or the replacement of such Option or Restricted Stock award with other rights or property selected by the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) in its sole discretion;

               (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may provide, either by the terms of the Option Agreement or Restricted Stock Agreement or by action taken prior to the occurrence of such transaction or event that it cannot vest or be exercised after such event;

               (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the Option Agreement or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option Agreement;

               (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may provide, either by the terms of such Option Agreement or Restricted Stock Agreement or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option or Restricted Stock be assumed by the successor or survivor corporation (or a parent or subsidiary thereof), or shall be substituted for by similar options or awards covering the stock of the successor or survivor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and prices; and

               (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of and the criteria included in, outstanding Options and Restricted Stock and Options and Restricted Stock which may be granted in the future.

               (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of the Restricted Stock Agreement or by action taken prior to the occurrence of such transaction or event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock shall be terminated, and some or all shares of such Restricted Stock shall cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4(d) upon such transaction or event.

               (vii) None of the foregoing discretionary terms of this Section 9.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors and Restricted Stock granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in
     Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section

     9.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

          (c) Subject to Section 9.3(d) and 9.8, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option Agreement or Restricted Stock Agreement, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) determines that the Option or Restricted Stock is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option or award shall always be rounded to the next whole number.

          9.4  Approval of Amendment and Restatement of Plan by Stockholders
               -------------------------------------------------------------

          This amended and restated Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's adoption of the amendment to Plan adopted on August 14, 1995, which is incorporated herein. Options may be granted and Restricted Stock may be awarded under the amended and restated Plan prior to such stockholder approval, provided that such Options shall not be exercisable and such Restricted Stock shall not vest prior to the time when this amended and restated Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted and all Restricted Stock previously awarded under this amended and restated Plan shall thereupon be cancelled and become null and void. If the amended and restated Plan is not approved by stockholders by the end of such twelve-month period, the Plan shall continue as it existed prior to such August 14, 1995 amendment and all Options and Restricted Stock granted thereunder shall remain in effect in accordance with their terms. With respect to Incentive Stock Options granted after the date of the adoption of the Seventh Amendment, the Plan, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, shall constitute a new plan for purposes of Section 422 of the Code. In the event the Seventh Amendment is not approved by the Company's stockholders, Incentive Stock Options granted after the date of the Board's adoption of the Seventh Amendment shall be governed by the provisions of the Plan as it existed immediately prior to the adoption of the Seventh Amendment.

          9.5  Tax Withholding
               ---------------

          The Company, HPMI and the Operating Partnership shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee or Restricted

Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option or Restricted Stock. Subject to the timing requirements of Section 5.8, if applicable, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may in its sole and absolute discretion and in satisfaction of the foregoing requirement allow such Optionee or Restricted Stockholder to elect to have the Company, HPMI or the Operating Partnership withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. If the Optionee or Restricted Stockholder elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company, HPMI or the Operating Partnership, payment in cash or by check of such sums for taxes shall be delivered within two days after the date of exercise. Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (x) the election shall be subject to the disapproval of the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors), (y) if the person is subject to Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) may impose in an effort to secure the benefits of any regulations thereunder, and (z) any stock ownership resulting from such withholding shall not violate the Ownership Limit set forth in the Company's Amended and Restated Charter. The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

          9.6  Loans
               -----

          The Committee may, in its sole and absolute discretion, extend one or more loans to key Employees in connection with the exercise or receipt of outstanding Options granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          9.7  Forfeiture Provisions
               ---------------------

          Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options and Restricted Stock granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or Restricted Stock awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the Option or award, or upon the receipt or resale of any Common Stock underlying such Option or award, must be paid to the Company, and (ii) the Option or award shall terminate and any unexercised portion of such Option or award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option or award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

          9.8  Limitations Applicable to Section 16 Persons and Performance-
               ------------------------------------------------------------
Based Compensation
------------------

          Notwithstanding any other provision of this Plan, this Plan, and any Option granted, or Restricted Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          9.9  Effect of Plan Upon Options and Compensation Plans
               --------------------------------------------------

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating Partnership Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, HPMI or the Operating Partnership (a) to establish any other forms of incentives or compensation for employees and directors of the Company, any Company Subsidiary, HPMI, any HPMI Subsidiary, the Operating Partnership or any Operating

Partnership Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          9.10 Compliance with Laws
               --------------------

          This Plan, the granting and vesting of Options or Restricted Stock under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          9.11 Titles
               ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

          9.12 Governing Law
               -------------

          This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                          [signature page to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this 23 day of March, 2000.

                              Center Trust, Inc., a Maryland corporation.

                                    By: /s/ Edward D. Fox
                                        ----------------------------------------
                                    Name: Edward D. Fox
                                    Title: Chief Executive Officer and
                                           President

                              CT Operating Partnership, L.P., a California limited partnership.

                                    By: Center Trust, Inc., a Maryland
                                    corporation, in its capacity as General
                                    Partner.

                                    By: /s/ Edward D. Fox
                                        ----------------------------------------
                                    Name: Edward D. Fox
                                    Title: Chief Executive Officer and
                                           President

                                      S-1